     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 9, 2004


                                                     REGISTRATION NO. 333-112485
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


[X]   PRE-EFFECTIVE AMENDMENT NO. 2           [ ]   POST-EFFECTIVE AMENDMENT NO.


                            ADVANCE CAPITAL I, INC.
               (Exact name of registrant as specified in charter)

            ONE TOWNE SQUARE, SUITE 444, SOUTHFIELD, MICHIGAN 48076
             (Address of Registrant's Principal Executive Offices)

                                 (248) 350-8543
              (Registrant's Telephone Number, Including Area Code)

                               JOHN C. SHOEMAKER
                        ADVANCE CAPITAL MANAGEMENT, INC.
                          ONE TOWNE SQUARE, SUITE 444
                           SOUTHFIELD, MICHIGAN 48076
                    (Name and Address of Agent for Service)

                        COPIES OF ALL COMMUNICATIONS TO:

                               PAUL R. RENTENBACH
                              DYKEMA GOSSETT PLLC
                             400 RENAISSANCE CENTER
                            DETROIT, MICHIGAN 48243
                                  313-568-6973
                               313-568-6915 (FAX)

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     Title of Securities Being Registered: Class E Common Stock.

     No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET

PART A.     INFORMATION REQUIRED IN THE PROSPECTUS

FORM N-14 ITEM           CAPTION IN COMBINED PROXY STATEMENT/PROSPECTUS
--------------           ----------------------------------------------
      1           Cover Page
      2           Table of Contents
      3           Synopsis; Risk Factors; and Comparison Fee Table and Example
      4           The Proposed Reorganization and Plan
      5           Front Cover -- Incorporated by reference to specified
                  documents; Synopsis; Principal Risk Factors; Comparison Fee
                  Table and Example; Performance Comparison; Additional
                  Information
      6           Front Cover -- Incorporated by Reference to Specified
                  Documents; Synopsis; Principal Risk Factors; Comparison Fee
                  Table and Example; Performance Comparison; Additional
                  Information
      7           Voting Information
      8           Synopsis
      9           Not Applicable

PART B.     INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

FORM N-14 ITEM                CAPTION IN STATEMENT OF INFORMATION
--------------                -----------------------------------
    10, 11        Cover Page
       12         Cover Page -- Incorporated by reference to specified
                  documents
       13         Cover Page -- Incorporated by reference to specified
                  documents
       14         Financial Statements

PART C.     OTHER INFORMATION

     The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                            ADVANCE CAPITAL I, INC.
                       ADVANCE CAPITAL I, INC. BOND FUND
                          ONE TOWNE SQUARE, SUITE 444
                           SOUTHFIELD, MICHIGAN 48076

                                                                  March   , 2004

Fellow Shareholders of the Advance Capital I, Inc. Bond Fund:


     On behalf of the Board of Directors (the "Board of Directors") of Advance Capital I, Inc., a Maryland corporation (the "Company"), I am pleased to announce that a special meeting of shareholders of the Advance Capital I, Inc. Bond Fund (the "Bond Fund") will be held on April 22, 2004 at 9:00 a.m., Eastern time, and at any date and time as may be established for any postponements or adjournments thereof, if any (the "Special Meeting"). You are asked to consider and vote by proxy upon (1) a proposal to approve a Plan of Fund Combination (the "Plan"), which provides for (a) the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital I, Inc. Retirement Income Fund (the "Retirement Income Fund") in exchange for shares of the Retirement Income Fund and (b) the distribution, to the shareholders of the Bond Fund, of shares of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares of the Bond Fund held by each shareholder immediately prior to the reorganization (the combination of the Bond Fund with the Retirement Income Fund is referred to hereafter as the "Reorganization"); and (2) such other business as may properly come before the Special Meeting. The exchange of Bond Fund shares for Retirement Income Fund shares should be a tax-free reorganization under federal income tax laws to the Bond Fund and its shareholders.


     The attached Proxy Statement/Prospectus is designed to give you more information about the Reorganization. To see how the Reorganization will affect the Bond Fund and your Bond Fund shares, please carefully review the enclosed materials where you will find information regarding the expenses, investment policies and services relating to the Retirement Income Fund.


     You are being asked to consider and vote upon the Plan and the Reorganization because the Board of Directors has determined that the combination of the Bond Fund into the Retirement Income Fund is in the best interests of shareholders of the Bond Fund, primarily because the Funds are of a similar size, hold many of the same securities and have very similar investment objectives and policies. The resulting larger Retirement Income Fund is expected to have a slightly higher SEC yield with a somewhat higher weighted average management fee structure (approximately 5 basis points) as compared to the existing Bond Fund. A larger Retirement Income Fund is expected to save on transaction costs by purchasing larger bond positions.



     The Notice of Special Meeting, a Proxy Statement/Prospectus and a Proxy are enclosed. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. Please vote by returning your Proxy today in the enclosed postage paid envelope. If you have any questions regarding the issue to be voted on, please do not hesitate to contact Advance Capital Management, Inc., at 1-800-345-4783 between 9:00 a.m. and 5:00 p.m., Eastern time.


                                          Sincerely,

                                          JOHN C. SHOEMAKER
                                          President

                            ADVANCE CAPITAL I, INC.
                       ADVANCE CAPITAL I, INC. BOND FUND
                          ONE TOWNE SQUARE, SUITE 444
                           SOUTHFIELD, MICHIGAN 48076

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 2004

     NOTICE IS GIVEN THAT a special meeting of the shareholders of the Advance Capital I, Inc. Bond Fund (the "Bond Fund"), which is a separate series of Advance Capital I, Inc., a Maryland corporation (the "Company"), will be held at the offices of Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 on April 22, 2004, at 9:00 a.m., Eastern time, and at such date and time as established for any postponements or adjournments thereof, if any (the "Special Meeting"). At the Special Meeting, you will be asked to consider and vote upon:

          1. A proposal to approve a Plan of Fund Combination (the "Plan"), which provides for (a) the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital I, Inc. Retirement Income Fund (the "Retirement Income Fund") which is also a separate series of the Company, and (b) the distribution, to each of the shareholders of the Bond Fund of voting shares of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares of the Bond Fund held by such shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"); and

          2. Such other business as may properly come before the Special
     Meeting.

     The proposal to approve the Plan is described in greater detail in the attached Proxy Statement/ Prospectus. Shareholders of record at the close of business on February 27, 2004, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting. This proxy is being solicited on behalf of the Board of Directors of the Company.


     YOUR VOTE IS VERY IMPORTANT. PLEASE RETURN YOUR PROXY(S) PROMPTLY. Shareholders are encouraged to vote and return every proxy received by mail. We urge you to authorize our designated proxies to cast your vote(s), which is commonly referred to as proxy voting. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from changing your vote. You may revoke your proxy before it is exercised at the Special Meeting, either by providing written notice to the Company or by submission of a later dated, duly executed proxy.


                                          By Order of the Board of Directors,

                                          KATHY J. HARKLEROAD
                                          Secretary

March   , 2004

                            ADVANCE CAPITAL I, INC.
                       ADVANCE CAPITAL I, INC. BOND FUND
                          ONE TOWNE SQUARE, SUITE 444
                           SOUTHFIELD, MICHIGAN 48076

                          YOUR VOTE IS VERY IMPORTANT!

                       SHAREHOLDER QUESTIONS AND ANSWERS

QUESTION 1: WHAT IS THIS DOCUMENT AND WHY DID YOU SEND IT TO ME?


     Answer: The Board of Directors of Advance Capital I, Inc., a Maryland corporation (the "Company"), on behalf of the Advance Capital I, Inc. Bond Fund (the "Bond Fund"), is soliciting proxies for use at a special meeting of shareholders, and any postponements or adjournments thereof (the "Special Meeting"). Shareholders will be asked to consider and vote upon a proposal to approve a Plan of Fund Combination (the "Plan"), which provides for the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital I, Inc. Retirement Income Fund (the "Retirement Income Fund") and the conversion of each share of the Bond Fund into shares of the Retirement Income Fund and the distribution, to each of the shareholders of the Bond Fund of these new shares of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares of the Bond Fund held by such shareholder immediately prior to the fund combination (the combination of funds and conversion of shares is referred to herein as the "Reorganization") and such other business as may properly come before the Special Meeting. The Board of Directors is sending these materials to you for your use in deciding whether to approve the Plan and the Reorganization at the Special Meeting. These materials include a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus and a proxy. We encourage every shareholder to vote their proxy(s) by mail.


QUESTION 2: WHAT IS THE PURPOSE OF THE REORGANIZATION?

     Answer: The Reorganization is being proposed at this time for several reasons. First, the two Funds are of comparable size, hold many of the same bonds and have very similar investment objectives and policies. Since the Bond Fund shareholders approved changing the investment objectives to closely match those of the Retirement Income Fund on March 9, 1999, the management style and investment returns have been quite similar. In consideration that both Funds are now of similar size and investment style, the combination would make practical sense to save on transaction costs and consolidate the management process.

QUESTION 3: HOW WILL THE REORGANIZATION WORK?


     Answer: Pursuant to the Plan, the Bond Fund will transfer all of its assets and liabilities to the Retirement Income Fund and all shares of the Bond Fund will be converted into shares of the Retirement Income Fund. Subsequently, the Bond Fund will distribute such shares to its shareholders. Shareholders of the Bond Fund will thus effectively be converted into shareholders of the Retirement Income Fund, and will hold shares with the same aggregate value as the value of the shares of the Bond Fund that they held immediately prior to the Reorganization. If the Plan is carried out as proposed, we do not expect that the transaction will have any adverse federal income tax consequences to the Bond Fund or its shareholders. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganization.


     Bond Fund shareholders who do not wish to have their Bond Fund shares converted into shares of the Retirement Income Fund may redeem their shares up until 4:00 p.m., Eastern time on the day before the effective time of the Reorganization, which is currently anticipated to be April 27, 2004. Shareholders whose redemption requests are received after such time will participate in the Reorganization and receive shares of the Retirement Income Fund, which will then be redeemed in the manner requested. If you hold other than a tax qualified account and redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

QUESTION 4: WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

     Answer: If the shareholders of the Bond Fund do not approve the Plan, then the Bond Fund will continue to be managed as a separate portfolio of the Company.

QUESTION 5: WHO DO I CALL IF I HAVE QUESTIONS?

     Answer: The Adviser will be happy to answer your questions about the proxy solicitation. Please call Advance Capital Management, Inc., at 1-800-345-4783 between 9:00 a.m. and 5:00 p.m., Eastern time.

                            ADVANCE CAPITAL I, INC.
                       ADVANCE CAPITAL I, INC. BOND FUND
                          ONE TOWNE SQUARE, SUITE 444
                           SOUTHFIELD, MICHIGAN 48076
                         248-350-8543 OR 1-800-345-4783

                         PROXY STATEMENT AND PROSPECTUS

            REORGANIZATION OF THE ADVANCE CAPITAL I, INC. BOND FUND INTO THE ADVANCE CAPITAL I, INC. RETIREMENT INCOME FUND

     This Proxy Statement/Prospectus is being sent to shareholders of the Advance Capital I, Inc. Bond Fund (the "Bond Fund") in connection with the solicitation of proxies by the Board of Directors of Advance Capital I, Inc., a Maryland corporation (the "Company"), for use at a special meeting of shareholders of the Bond Fund to be held at the offices of the Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076, on April 22, 2004, at 9:00 a.m., Eastern time, and at any date and time established for any postponements or adjournments thereof, if any (the "Special Meeting"). At the Special Meeting, you will be asked to consider and vote upon:

          1. A proposal to approve a Plan of Fund Combination, approved by the Company's Board of Directors on January 23, 2004 (the "Plan"), which provides for (a) the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital I, Inc. Retirement Income Fund (the "Retirement Income Fund") which is also a separate series of the Company, and (b) the conversion of each share of the Bond Fund into shares of the Retirement Income Fund and the distribution of an amount of such shares to shareholders of the Bond Fund that has an aggregate value equal to the aggregate value of the shares of the Bond Fund held by such shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"); and

          2. Such other business as may properly come before the Special
     Meeting.

     As a result of the Reorganization, shareholders of the Bond Fund will become shareholders of the Retirement Income Fund.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THE DISCLOSURE IN THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Company by submission of a later dated, duly executed proxy.


     The Bond Fund and the Retirement Income Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC"). Both of the Bond Fund and the Retirement Income Fund are organized as series of the Company.


     The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus, which means that they are legally considered to be a part of this Proxy Statement/ Prospectus:

     - Prospectus of the Company, dated April 30, 2003 (the "Prospectus"); and

     - Statement of Additional Information of the Company, dated April 30, 2003 (the "SAI");

     - Annual Report to Shareholders for the year ended December 31, 2003


     Copies of the Company's Prospectus and 2003 Annual Report to Shareholders are included with this Proxy Statement/Prospectus. Additional copies of these are available to shareholders upon request and without charge by writing to Advance Capital I, Inc., at One Towne Square, Suite 444, Southfield, Michigan 48076. Each of these documents is also available on the SEC's website at www.sec.gov.


     This Proxy Statement/Prospectus concisely sets forth the information about the Retirement Income Fund that you should know before considering the Plan and the Reorganization and it should be retained for future reference. Additional information contained in a statement of additional information relating to this Proxy Statement/Prospectus (the "Special SAI"), as required by the SEC, is on file with the SEC. Our file number for investment company filings with the SEC is 811-05127. The Special SAI is available to shareholders upon request and without charge by calling the toll free number set forth above for Advance Capital I, Inc. or by writing to Advance Capital I, Inc. at the address set
forth above. The Special SAI, dated March   , 2004, is incorporated by reference
into this Proxy Statement/Prospectus.


                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
I.     SYNOPSIS.........................................................     3
       A.   Overview....................................................     3
       B.   General.....................................................     3
       C.   The Proposed Plan and Reorganization........................     3
       D.   Comparison of the Bond Fund and the Retirement Income
            Fund........................................................     4
            1.  Investment Objectives and Principal Investment
                Policies................................................     4
            2.  Investment Advisory Services............................     4
            3.  Distribution Services...................................     5
            4.  Purchase and Redemption Procedures......................     5
            5.  Fixed Monthly Withdrawals...............................     5
II.    PRINCIPAL RISK FACTORS...........................................     5
III.   COMPARISON FEE TABLE AND EXAMPLE.................................     6
       A.   Fee Table...................................................     6
            1.  Example.................................................     7
IV.    PERFORMANCE COMPARISON...........................................     7
V.     THE PROPOSED REORGANIZATION AND PLAN.............................     8
       A.   Summary of the Proposed Reorganization......................     8
       B.   Terms of the Plan...........................................     9
       C.   Description of Retirement Income Fund Shares................     9
       D.   Reasons for the Reorganization..............................    10
       E.   Federal Income Tax Consequences.............................    10
       F.   Comparison of Shareholder Rights............................    11
       G.   Capitalization..............................................    11
VI.    ADDITIONAL INFORMATION...........................................    11
VII.   VOTING INFORMATION...............................................    11
       A.   Method and Cost of Solicitation.............................    12
       B.   Right of Revocation.........................................    12
       C.   Voting Securities...........................................    12
VIII.  ADDITIONAL INFORMATION...........................................    12
IX.    MISCELLANEOUS INFORMATION........................................    13
       A.   Other Business..............................................    13
       B.   Next Meeting of Shareholders................................    13
       C.   Experts.....................................................    13

                                  I. SYNOPSIS

A. OVERVIEW

     The following synopsis is a summary of certain information contained elsewhere in the Plan and this Proxy Statement/Prospectus, including documents incorporated by reference. This Proxy Statement/Prospectus is qualified by reference to the more complete information contained herein as well as in the Company's Prospectus, the SAI, the Special SAI, and the Plan (a copy of the Plan is included as Exhibit A). Shareholders should carefully read this entire Proxy Statement/Prospectus, as well as such other documentation.

B. GENERAL

     This Proxy Statement/Prospectus is being furnished to you by the Board of Directors in connection with the solicitation of proxies for use at the Special Meeting to be held at the offices of Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076, on April 22, 2004 at 9:00 a.m., Eastern time, and at such date and time as established for any postponements or adjournments thereof, if any. The Board of Directors has called the Special Meeting to allow shareholders to consider and vote upon a proposal to approve the Plan and Reorganization. As a result of the Reorganization, the shareholders of the Bond Fund will become shareholders of the Retirement Income Fund.


     The Board of Directors has determined that the Reorganization is in the best interests of the Bond Fund and its shareholders and that the interests of the Bond Fund's existing shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board of Directors has approved the Plan and resulting Reorganization and has approved the submission of these matters to the shareholders of the Bond Fund for their approval. The Board of Directors gave its approval after evaluating such information as the directors believed was reasonably necessary for their determinations and after having considered and given appropriate weight to all pertinent factors, including the following:


     - the Reorganization will allow the current shareholders of the Bond Fund to remain invested in a similar mutual fund that invests in fixed income securities;

     - the Reorganization is expected to afford shareholders a tax-free transfer of their assets to the Retirement Income Fund;


     - the benefits to shareholders that may result from the potential to spread relatively fixed costs over a larger asset base, as well as the potential for the Retirement Income Fund to use its increased asset size to engage in block trading and other potential transactions on more advantageous terms are expected to be greater than the increase in management fees payable by the Retirement Income Fund;



     - the Reorganization will not result in a decrease in the value of the interests of the Bond Fund's existing shareholders because each shareholder will receive shares of the Retirement Income Fund with the same aggregate value as the aggregate value of the Bond Fund shares that such shareholder held immediately prior to the Reorganization;



     - the long term performance record of the Retirement Income Fund is far more representative of the resulting structure of the combined fund than is that of the Bond Fund, the objectives and structure of which were changed materially by shareholder vote in 1999; and



     - future increases in the size of the combined fund will reduce the effective annual rate charged for the management fee.


     If all of the requisite approvals are obtained and certain other conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about April 27, 2004, or such other date as is set by the Company. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Bond Fund, at any time prior to the closing.


     The Adviser will pay all of the expenses related to the Special Meeting, including costs associated with the solicitation of proxies, copying, printing and mailing proxy materials, preparing and filing the Company's registration statement of which this proxy statement is a part, and other similar expenses incurred in connection with the Special Meeting.


C. THE PROPOSED PLAN AND REORGANIZATION

     If the shareholders of the Bond Fund approve the Plan and certain other conditions are either met or waived, then (i) the Retirement Income Fund will acquire substantially all of the assets and assume the liabilities of the Bond Fund pursuant to the Plan; and (ii) each shareholder of the Bond Fund will receive shares of the Retirement Income Fund with the same aggregate value as the aggregate value of the Bond Fund shares that such shareholder held immediately prior to the Reorganization. No sales charges will be imposed on the shares of the Retirement Income Fund issued in connection with the Reorganization. The Reorganization has been structured with the intention that it qualifies for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, shareholders of the Bond Fund should not recognize any gain or loss on their Bond Fund shares for federal income tax purposes as a result of the Reorganization.

     If the shareholders of the Bond Fund do not approve the Plan, then the Bond Fund will continue to operate as a separate open-end management company, and the Board of Directors may take any action that it deems to be in the best interests of the Bond Fund and its shareholders, subject to approval by the Bond Fund's shareholders.

D. COMPARISON OF THE BOND FUND AND THE RETIREMENT INCOME FUND.

     This section will help you compare the investment objectives and policies of the Bond Fund with that of the Retirement Income Fund. Please be aware that this is only a brief discussion. More complete information can be found in the Prospectus and the SAI.

  1. INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES

     The investment objective of the Bond Fund is to provide investors with the highest level of current income without undue risk of principal. The Bond Fund seeks to achieve its goal by investing in a broad range of fixed income investments. The Bond Fund invests at least 80% of its total assets in corporate or U.S. government bonds, with the remaining assets invested in preferred stocks, U.S. government agency securities, non-U.S. government agency securities, U.S. government obligations, Yankee Bonds and money market instruments. When choosing investments, the Bond Fund may invest as much as 45% of its total assets in lower-rated high-yielding securities ("junk bonds"), rated between Ba1 and B2 by Moody's or between BB+ and B by Standard & Poors. The Bond Fund may also invest as much as 20% of its total portfolio in mortgage-backed securities issued by the U.S. government or its agencies. No more than 50% of total assets will be invested in obligations issued or guaranteed by the U.S. government, and no more than 5% of total assets will be invested in unrated securities.

     The investment objective of the Retirement Income Fund is also to provide investors with a high level of current income without undue risk of principal. The Retirement Income Fund seeks to achieve its goal by investing in a broad range of fixed income investments. The Retirement Income Fund invests at least 65% of its total assets in corporate or U.S. government bonds, with the remaining assets invested in preferred stocks, U.S. government agency securities, U.S. government obligations, Yankee Bonds and money market instruments. When choosing investments, the Retirement Income Fund may invest as much as 33% of its total assets in lower-rated high-yielding securities ("junk bonds"), rated between Ba1 and B2 by Moody's or between BB+ and B by Standard & Poors. The Retirement Income Fund will invest at least 50% of its total assets in obligations of, or guaranteed by, the U.S. government and corporate debt or preferred stocks rated Baa3 or higher by Moody's or BBB- or higher by Standard & Poors. No more than 50% of total assets will be invested in obligations issued or guaranteed by the U.S. government, and no more than 5% of total assets will be invested in unrated securities.

  2. INVESTMENT ADVISORY SERVICES

     Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076, currently serves as the investment adviser for both the Bond Fund and the Retirement Income Fund. Each Fund pays Advance Capital Management, Inc., a monthly management fee based upon the average net assets of the Fund, at the annual rates indicated below (before giving effect to any fee waivers):

                                                               MANAGEMENT FEES
                                                               ---------------
Bond Fund...................................................        0.40%
Retirement Income Fund:
  First $200 million of assets..............................        0.50%
  Assets over $200 million..................................        0.40%

  3. DISTRIBUTION SERVICES

     Advance Capital Services, Inc. ("ACS"), One Towne Square, Suite 444, Southfield, Michigan 48076 acts as the distributor for all of the Advance Capital Funds, including the Bond Fund and the Retirement Income Fund. As such, ACS is responsible for all purchases, sales, redemptions, and other transfers of shares. As distributor, ACS also provides certain administrative services. Shares of the Bond Fund and the Retirement Income Fund are offered for sale on a continuous basis at a price equal to the net asset value per share. There are no sales loads or fees charged for purchases and sales of either fund, nor are there any deferred (or so-called "back end") sales loads or fees charged at the time of sale. ACS is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

  4. PURCHASE AND REDEMPTION PROCEDURES

     The Bond Fund and the Retirement Income Fund have similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of both funds are made at a price equal to the net asset value per share determined after receipt of the complete and accurate purchase or redemption order by the Funds' transfer agent. There are no front-end sales charges or commissions. Neither fund charges any fee on redemptions or exchanges of its shares. Both funds charge a $50 fee for a complete redemption of an IRA account.

     The Company requires a minimum investment in all of the Advance Capital funds of at least $10,000 ($2,000 for IRA accounts). This investment may be distributed among any of the Advance Capital Funds as long as $1,000 minimum investment is maintained in each of the funds selected.

  5. FIXED MONTHLY WITHDRAWALS

     Shareholders on a fixed monthly withdrawal plan in the Bond Fund will have their existing withdrawal plan transferred to their new or existing Retirement Income Fund account resulting in the same dollar amount withdrawn each month from their account unless otherwise specified. This process will be performed by the Transfer Agent through the normal process of the Reorganization.

                           II. PRINCIPAL RISK FACTORS

     The principal risks that may affect the Bond Fund and the Retirement Income Fund are the same. Those risks, and a discussion explaining them, are as follows:

     - Interest Rate Risk

     - Low Credit Rating Risk

     - Credit Risk

     - Call (prepayment) Risk

     - Limited Market Trading Risk

     Interest Rate Risk -- Both funds are subject to potential fluctuations in bond prices due to changing interest rates. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities. Increases in interest rates generally cause the price, or value, of outstanding bonds to fall, while decreases in interest rates generally cause the price, or value, of bonds to rise.


     Low Credit Rating Risk -- Issuers of junk bonds are not as strong financially as those companies issuing investment grade bonds. Investments in junk bonds are considered to be predominantly speculative when compared to investment grade bonds. The value of debt securities may be affected by changing credit ratings.

     Credit Risk -- Whenever a fund purchases a bond, there is a chance that the issuer will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risks.

     Call (prepayment) Risk -- Investment grade and high-yield bonds may contain redemption, or call, provisions that permit the issuer to prepay the bond prior to maturity. If a bond is called for prepayment during a period of declining interest rates, a fund may have to replace the investment with a lower-yielding security, resulting in a reduced return for investors. Mortgage-backed securities are typically subject to this risk.

     Limited Market Trading Risk -- There may be little market trading for particular bonds, which may adversely affect the fund's ability to value or sell the bonds.

                     III. COMPARISON FEE TABLE AND EXAMPLE

A. FEE TABLE

     The following table describes the fees and expenses that a shareholder in the Bond Fund and the Retirement Income Fund (based on fees for the fiscal year ended December 31, 2003, will pay.


                                                         BOND   RETIREMENT    PRO FORMA
                                                         FUND   INCOME FUND   COMBINED
                                                         ----   -----------   ---------
Shareholder Fees (fees paid directly from your
  investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)........................  None      None         None
Maximum Deferred Sales Charge (Load) (as a percentage
  of offering price)...................................  None      None         None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends (as a percentage of offering price)........  None      None         None
Redemption Fee.........................................  None      None         None
Exchange Fee...........................................  None      None         None
Annual Fund Operating Expenses (expenses that are
  deducted from fund assets):
Management Fees(1).....................................  0.40%     0.50%        0.45%
Distribution and/or Service (12b-1) Fees...............  0.25%     0.25%        0.25%
Other Expenses(2)......................................  0.06%     0.05%        0.05%
                                                         ----      ----         ----
     Total Annual Fund Operating Expenses..............  0.71%     0.80%        0.75%
                                                         ====      ====         ====


---------------

(1) The Adviser's management fee for the Retirement Income Fund and the pro forma combined is 0.50% of average daily net assets for the first $200 million of assets, and 0.40% of average daily net assets for assets in excess of $200 million.

(2) Other expenses include custodian, transfer agency and other customary fund expenses.

1. EXAMPLE

     The example set forth below is intended to help you compare the cost of investing in the Bond Fund with the cost of investing in the Retirement Income Fund. The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the table above and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Bond Fund...................................    $73         $227          $395        $883
Retirement Income Fund......................    $82         $255          $444        $990
Pro forma combined..........................    $77         $240          $417        $930


                           IV. PERFORMANCE COMPARISON

     The following section is a comparison of the average annual total return performance of the Bond Fund with the Retirement Income Fund.

                            TOTAL RETURN COMPARISON
(PERFORMANCE GRAPH)

                                                                         BOND FUND                    RETIREMENT INCOME FUND
                                                                         ---------                    ----------------------
1994                                                                       -4.64                              -5.34
1995                                                                       20.15                              22.96
1996                                                                        2.81                               4.54
1997                                                                        9.41                              12.20
1998                                                                        8.12                               6.33
1999                                                                       -3.71                              -2.33
2000                                                                        7.09                               6.59
2001                                                                        8.87                               7.95
2002                                                                        7.97                               8.80
2003                                                                        9.09                               9.75

Note: The investment objectives for the Bond Fund were changed on March 9, 1999, after approval by shareholders of the changes. Returns for prior years are based on previous investment objectives.

                         VALUE OF A $10,000 INVESTMENT
(PERFORMANCE GRAPH)

                                                                         BOND FUND                    RETIREMENT INCOME FUND
                                                                         ---------                    ----------------------
1994                                                                       10631                              10784
1995                                                                       12773                              13260
1996                                                                       13132                              13862
1997                                                                       14367                              15553
1998                                                                       15534                              16537
1999                                                                       14958                              16152
2000                                                                       16018                              17216
2001                                                                       17439                              18585
2002                                                                       18829                              20220
2003                                                                       18425                              19480

     This chart assumes an initial investment of $10,000, made on January 1, 1994. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

       AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 2003

                                                            SINCE         SINCE
                                 ONE YEAR   FIVE YEARS   8/5/1987(1)   1/1/1993(2)   TEN YEARS
                                 --------   ----------   -----------   -----------   ---------
Bond Fund......................   9.09%       5.75%         7.53%        6.76%         6.30%
Retirement Income Fund.........   9.75%       6.06%        n/a           7.52%         6.88%

---------------

(1) Inception date of Bond Fund.

(2) Inception date of Retirement Income Fund.

                    V. THE PROPOSED REORGANIZATION AND PLAN


     The following is a summary of the material terms of the proposed Reorganization and Plan. Keep in mind that additional information appears in the Plan, a copy of which is included as Exhibit A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.


A. SUMMARY OF THE PROPOSED REORGANIZATION

     Pursuant to the Plan, the Retirement Income Fund will acquire all of the assets, and assume the liabilities of, the Bond Fund and the shares of stock in the Bond Fund will be converted into and exchanged for shares of stock in the Retirement Income Fund with an aggregate value equal to the aggregate value of the Bond Fund's shares outstanding as of the close of business on the business day immediately preceding the Effective Time of the Reorganization (the "Valuation Date"). Immediately thereafter, the transfer agent will distribute such stock of the Retirement Income Fund shares to the former shareholders of the Bond Fund in complete liquidation of the Bond Fund. After this distribution, all of the issued and outstanding shares of the Bond Fund will be canceled on the books of that fund and the transfer books of the Bond Fund will be permanently closed.

Certificates evidencing shares of the Retirement Income Fund shares will not be issued to the former Bond Fund shareholders.

     Bond Fund shareholders who do not wish to have their Bond Fund shares converted into and exchanged for shares of the Retirement Income Fund should redeem their shares prior to the Reorganization. Shareholders may redeem shares of the Bond Fund up until 4:00 p.m., Eastern time on the day before the Effective Time of the Reorganization, which is currently anticipated to be April 27, 2004. Shareholders whose redemption requests are received after such time will participate in the Reorganization and receive shares of the Retirement Income Fund, which will then be redeemed in the manner requested. If you hold other than a tax deferred account and redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

     No sales charges will be imposed on the shares of the Retirement Income Fund issued in connection with the proposed Reorganization. The Reorganization will not result in a decrease in the value of the interests of the Bond Fund's existing shareholders because each shareholder will receive shares of the Retirement Income Fund with the same aggregate value as the aggregate value of the Bond Fund shares that such shareholder held immediately prior the Reorganization; thus, although a shareholder of the Bond Fund may receive a different number of shares of the Retirement Income Fund than he or she held in the Bond Fund immediately prior to the Reorganization, the aggregate value of the shares will be the same.

     If the shareholders of the Bond Fund do not approve the Plan, then the Bond Fund will continue to operate as a separate mutual fund, and the Board of Directors may take any action that it deems to be in the best interests of the Bond Fund and its shareholders.

B. TERMS OF THE PLAN


     The following is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.


     Valuation. With respect to the Bond Fund, the value of its assets and liabilities will be computed as of the time at which its net asset value is calculated at the Valuation Date. The net asset value of a share of the Bond Fund and the Retirement Income Fund will be the net asset value per share computed at the Valuation Time, using the market valuation procedures set forth in the Company's current prospectus under the Securities Act of 1933, as amended (the "1933 Act").

     Issuance and Distribution of Retirement Income Fund Shares. At the Effective Time of the Reorganization (as defined in the Plan), the transfer agent for the Retirement Income Fund will deliver shares of the Retirement Income Fund to the former shareholders of the Bond Fund. The number of such shares will be determined by dividing (i) the value (determined as of the Valuation Time) of the Bond Fund's assets that are conveyed, less the liabilities that are assumed, at the Effective Time of the Reorganization by
(ii) the net asset value of one share of the Retirement Income Fund that is to be delivered with respect thereto. The transfer agent will then distribute to the former shareholders of the Bond Fund a number of shares of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares held by each shareholder immediately prior to the Reorganization.

     Expenses. The Adviser will pay all of the expenses related to the Special Meeting, including costs associated with the solicitation of proxies, copying, printing and mailing proxy materials, and other similar expenses incurred in connection with the Special Meeting.

     Required Approvals. The Reorganization requires approval of the Plan by the affirmative vote of at least a majority of the outstanding shares of the Bond Fund.

C. DESCRIPTION OF RETIREMENT INCOME FUND SHARES

     The shares of each Retirement Income Fund issued to Bond Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The shares of Retirement

Income Fund will be sold and redeemed based upon the net asset value of the Fund next determined after receipt of a purchase or redemption request, as described in the Prospectus.

D. REASONS FOR THE REORGANIZATION

     The Reorganization will allow the current shareholders of the Bond Fund to remain invested in a similar mutual fund that invests in fixed income securities and is expected to afford shareholders a tax-free transfer of their assets to the Retirement Income Fund. The potential benefits to shareholders that may result from the Reorganization include the potential to spread relatively fixed costs over a larger asset base, as well as the potential for the Retirement Income Fund to use its increased asset size to engage in block trading thereby potentially reducing transaction costs.

E. FEDERAL INCOME TAX CONSEQUENCES

     As a condition of the Reorganization, the Company has received an opinion of Dykema Gossett PLLC, legal counsel to the Company, to the effect that for federal income tax purposes, in Dykema Gossett's best legal judgment:

     - the transfer of all of the assets and liabilities of the Bond Fund to the Retirement Income Fund in exchange for the Retirement Income Fund shares to be issued by the Retirement Income Fund equal in dollar value to the Bond Fund's shares that each shareholder owned immediately prior to the Reorganization, and the distribution of those Retirement Income Fund shares to shareholders of the Bond Fund should be treated as a "reorganization" within the meaning of Section 368(a) of the Code, and each Bond Fund and the Retirement Income Fund should be a "party to a reorganization" within the meaning of Section 368(b) of the Code in respect of the Reorganization;

     - no gain or loss should be recognized by the Bond Fund upon the transfer of its assets and liabilities to the Retirement Income Fund solely in exchange for shares of the Retirement Income Fund equal in dollar value to the Bond Fund shares that the shareholders owned immediately prior to the Reorganization;

     - the basis of the Bond Fund's assets received by the Retirement Income Fund pursuant to the Reorganization should be the same as the basis of those assets in the hands of the Bond Fund immediately prior to the Reorganization;

     - the holding period of the Bond Fund's assets in the hands of the Retirement Income Fund should include the period for which such assets have been held by the Bond Fund;

     - no gain or loss should be recognized by the Bond Fund on the distribution to its shareholders of the shares of the Retirement Income Fund that it receives in connection with the Reorganization;

     - no gain or loss should be recognized by the shareholders of the Bond Fund upon their receipt of the shares of the Retirement Income Fund in exchange for such shareholders' shares of the Bond Fund;

     - the basis of the shares of the Retirement Income Fund received by each shareholder of the Bond Fund should be the same as the basis of the Bond Fund shares surrendered by such shareholder;

     - the holding period for shares of the Retirement Income Fund received by each Bond Fund shareholder should include the period during which such shareholder held the Bond Fund shares surrendered, provided that such Bond Fund shares are held as capital assets in the hand of such shareholder on the date of the exchange; and

     - the Retirement Income Fund should succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Bond Fund as of the effective time of the Reorganization, subject to the conditions and limitations specified in the Code.

     Although the company is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for their shareholders. Additionally, the Company has not sought, and will not seek, a private letter ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Dykema Gossett PLLC with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Applicable federal income tax laws may be changed by Congress in the future to adversely impact the tax consequences of the Reorganization, and such changes may be given retroactive effect. Shareholders should consult their own advisers concerning potential tax consequences of the Reorganization to them, including any applicable federal, state, local or foreign income tax consequences.


F. COMPARISON OF SHAREHOLDER RIGHTS

     Since the Bond Fund and the Retirement Income Fund are each a separate class of the capital stock of the Company, there are not material differences in the rights of shareholders of the Bond Fund compared to the rights of shareholders of the Retirement Income Fund. Each of the Bond Fund and the Retirement Income is authorized to issue up to 200,000,000 shares of stock, with a par value of $0.001 per share. Each Fund's operations are governed by the Articles of Incorporation of the Company, its By-Laws and applicable Maryland law. Under the Maryland General Corporation Law, shareholders of a corporation are not personally liable for the acts or obligations of the corporation. Under the Company's Articles of Incorporation and By-Laws, the Company is required to indemnify its directors and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except under certain limited circumstances relating to the culpability of such officers or directors. The business and affairs of the Company, including those of each of its funds, is managed by a Board of Directors. For information about the composition of the Company's Board of Directors, see the Company's SAI, which is incorporated by reference into this Proxy Statement/Prospectus.

G. CAPITALIZATION

     The capitalization of the Bond Fund and the Retirement Income Fund as of December 31, 2003, and the pro forma combined capitalization after giving effect to the proposed Reorganization is as follows:

                                                             RETIREMENT     PRO FORMA
                                              BOND FUND     INCOME FUND      COMBINED
                                             ------------   ------------   ------------
Aggregate net assets.......................  $177,022,007   $201,915,268   $378,937,275
Shares outstanding.........................    17,559,502     20,070,243     37,666,864
Net asset value per share..................  $      10.08   $      10.06   $      10.06

                           VI. ADDITIONAL INFORMATION

     The Retirement Income Fund will be the accounting survivor of the Reorganization. For a discussion of the: (i) investment objectives, investment strategies and risks; (ii) performance; (iii) investment advisors; (iv) shares, including information regarding share pricing, purchases and redemptions; (v) calculation of the offering prices of the shares; (vi) policies with respect to dividends and distributions and the tax consequences of an investment in the shares; (vii) financial information; and (viii) distribution arrangements, see the Company's Prospectus and SAI.

                            VII. VOTING INFORMATION

     The holders of a majority of the shares of the Bond Fund outstanding as of the Record Date for the Special Meeting will constitute a quorum. When a quorum is present, approval of the proposed Reorganization will require the affirmative vote of at least a majority of the shares of the Bond Fund outstanding on the Record Date.

     All shares represented by each properly voted proxy received before the meeting will be voted at each Special Meeting. Proxies may be voted by mail. If a shareholder specifies how the proxy is to be voted on any business properly to come before a Special Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the RETURNED proxy, it will be voted "FOR" approval of the Reorganization. If any other matters come before a Special Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

     If a quorum for the Bond Fund is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present. The Special Meeting may be adjourned or postponed from time to time by a majority of the votes properly cast upon the question of adjourning or postponing the Shareholder Meeting to another date and time, whether or not a quorum is present, and the Shareholder Meeting may be held as adjourned or postponed without further notice. The persons named in the proxy will vote in favor of such adjournment or postponement if such adjournment or postponement is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

     All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes are cast "FOR" that proposal. Abstentions and broker non-votes do not constitute a vote "FOR" and effectively result in a vote "AGAINST."

A. METHOD AND COST OF SOLICITATION

     This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. The Adviser will pay all of the expenses related to the Special Meeting, including costs associated with the solicitation of proxies, copying, printing and mailing proxy materials, and other similar expenses incurred in connection with the Special Meeting.

B. RIGHT OF REVOCATION


     Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by providing written notice to the Company or by submission of a later-dated, duly executed proxy. If not so revoked, the votes will be cast at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy. You must vote at the meeting if you want to revoke a prior proxy.


C. VOTING SECURITIES

     Shareholders of the Bond Fund at the close of business on February 27, 2004 (the "Record Date"), will be entitled to be present and vote at the Special
Meeting. On the Record Date there were           shares of voting stock of the
Bond Fund entitled to vote. Each outstanding share is entitled to one vote. As of the Record Date, the officers and directors of the Company, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the Bond Fund. In addition, as of the Record Date, no person owned of record or was known by the Company to own of record or beneficially five percent or more of the shares of the Bond Fund.

     As of December 31, 2003, the officers and directors of the Company, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the Retirement Income Fund and no person owned of record or was known by the Company to own of record or beneficially five percent or more of the shares of the Retirement Income Fund.

                          VIII. ADDITIONAL INFORMATION

     Documents that relate to the Bond Fund and the Retirement Income Fund are available, without charge, by writing to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076, or by calling 1-800-345-4783.

     The Company is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy material, and other information relating to the Bond Fund and the Retirement Income Fund with the SEC. These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Our file number for investment company filings with the SEC is 811-05127. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC also maintains a web site at www.sec.gov that contains the Prospectus and Statement of Additional Information for the Company (including the Bond Fund and the Retirement Income
Fund), as well as the materials that are incorporated by reference into the Company's Prospectus and Statement of Additional Information, and other information.


     It is expected that this Proxy Statement will be mailed to shareholders
beginning on or about March   , 2004.

                         IX. MISCELLANEOUS INFORMATION

A. OTHER BUSINESS

     The Board of Directors knows of no other business to be brought before the Special Meetings. If any other matters come before the Special Meetings, it is the Board of Directors' intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed Proxy Card(s).

B. NEXT MEETING OF SHAREHOLDERS

     The Company plans to hold its 2004 Annual Meeting of Shareholders on July 29, 2004. Any shareholder proposal intended to be presented at such meeting must be received by the Company at its office by March 31, 2004, to be included in the Company's proxy statement and form of proxy relating to that annual meeting, and must satisfy all other legal requirements.

C. EXPERTS

     The financial statements and financial highlights as of December 31, 2003, for the Advance Capital I, Inc. Bond Fund and the Advance Capital I, Inc. Retirement Income Fund, two of the series comprising the Advance Capital I, Inc. Funds, incorporated in this proxy statement and prospectus by reference from the Advance Capital I, Inc. Annual Report to Shareholders for the year ended December 31, 2003, have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                          By Order of the Board of Directors,

                                          Kathy J. Harkleroad
                                          Secretary

Advance Capital I, Inc.
March   , 2004

                                                                       EXHIBIT A

                            PLAN OF FUND COMBINATION

     This Plan of Fund Combination (the "Plan") has been approved by the Board of Directors of ADVANCE CAPITAL I, INC., a Maryland corporation (the "Company") on January 23, 2004. The Plan has been approved pursuant to Article VI(5)(I)(3) of the Company's Articles of Incorporation in order to combine the assets of one of the Company's classes of capital stock with the assets of another of the Company's classes of capital stock.

     Pursuant to the authority granted to the Board of Directors under the Articles of Incorporation of the Company, the Board has classified the authorized capital stock of the Company into five separate classes of capital stock, each of which has voting rights (Class A, B, C, E and F). Class A Common Stock has been designated as the shares representing the Advance Capital Bond Fund and Class E Common Stock has been designated as the shares representing the Advance Capital Retirement Income Fund.

     The Retirement Income and the Bond Fund have investment objectives, policies and restrictions that are substantially similar. In order to enhance the efficiency of managing these two funds and to reduce the operating expenses each must bear, the Board of Directors of the Company has determined to combine the assets of these two classes of capital stock pursuant to this Plan and the Board has further determined that such a combination of assets will not have a material adverse effect on the stockholders of either the Bond Fund or the Retirement Income Fund. It is intended that the combination of assets and the related conversion of shares of the capital stock of the Bond Fund into shares of the capital stock of the Retirement Income Fund (collectively, the "Reorganization"), as described in this Plan, shall be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     Therefore, pursuant to Article VI(5)(I)(3) of the Company's Articles of Incorporation, this Plan shall be submitted to the shareholders owning shares of the Bond Fund and the Retirement Income Fund for their approval at the next regular meeting of the Company's shareholders. If approved, the Reorganization of the Bond Fund and the Retirement Income Fund shall be effected as follows:

     1. Combination of Fund Assets. At the Effective Time, the assets belonging to the Bond Fund class of capital stock of the Company shall be transferred, assigned and conveyed to, and combined with, the assets belonging to the Retirement Income Fund, and the Retirement Income Fund shall accept all such assets and assume all of the liabilities relating to and associated with the Bond Fund. At and after the Effective Time of the Reorganization the liabilities of the Bond Fund shall thenceforth be enforced only against the assets of the Retirement Income Fund, subject to any defense and/or set off that the Bond Fund was entitled to assert immediately prior to the Effective Time, and subject to any defense and/or set off that the Retirement Income Fund may from time to time be entitled to assert against a creditor thereof.

     2.  Conversion of Bond Fund Shares; Issuance of Retirement Income Fund
Shares.

          (a) As of the Effective Time, each outstanding share of capital stock associated with the Bond Fund shall be converted into shares of the capital stock of the Retirement Income Fund in the amount, and in the manner provided in this Section 2. At the Effective Time, the Company shall cause the transfer agent for the Retirement Income Fund to issue that number of additional shares of capital stock of the Retirement Income Fund to each person who was a holder of shares of capital stock of the Bond Fund immediately prior to the Effective Time as shall be required on account of the conversion of such shares as provided herein. Promptly upon receipt of instructions from the Company, the transfer agent for the Retirement Income Fund shall record on its books the ownership, by the former stockholders of the Bond Fund, of the shares of capital stock of the Retirement Income Fund that have been issued as a result of the conversion described in Section 2(b) below.

          (b) The number of full and fractional (to the third decimal place) shares of the Retirement Income Fund to be issued to each shareholder of the Bond Fund shall be that number which results from dividing (i) the product of (A) the net asset value of one share of capital stock of the Bond Fund by (B) the number of shares of the Bond Fund owned by such shareholder on the Effective Time by (ii) the net asset value of one share of capital stock of the Retirement Income Fund. In each instance, the net asset value calculations shall be based on the net asset of one share of the Bond Fund and of the Retirement Income Fund on the Valuation Date, and such net asset values shall be computed at the Valuation Date in the manner set forth in the Company's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act").

          (c) At the Effective Time, the Company shall cause the transfer agent for the shares of capital stock of the Bond Fund to promptly cancel on its books all of the shares (including, without limitation, any treasury shares) of the Bond Fund and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the shares of the Retirement Income Fund issuable on account of the share conversion provided above.

          (d) Upon completion of the tasks required by Sections 2(a) through (c) above, the transfer books of the Company with respect to the Bond Fund shall be permanently closed.

     3. Final Dividend and Distribution by Bond Fund. In addition to receiving shares of capital stock of the Retirement Income Fund pursuant to Section 2 above, each stockholder of the Bond Fund shall have the right to receive any unpaid dividends or other distributions which have been declared by the Company with respect to shares of the Bond Fund and which remain unpaid prior to the Effective Time of the Reorganization. To provide for such payment in the event that the Effective Time does not occur immediately after the end of a calendar month, prior to the Valuation Date, the Board of Directors of the Company shall declare a dividend or dividends, with a record date and ex-dividend date as of the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to the stockholders of the Bond Fund all of the net investment company income, if any, of the Bond Fund for the taxable years ending on or before December 31, 2003, and for the period from January 1, 2004, to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of the net capital gain, if any, realized by the Bond Fund in taxable years ended on or before December 31, 2003, and in the period from January 1, 2004, to and including the Effective Time of the Reorganization.

     4. Valuation Date. The valuation date (the "Valuation Date") with respect to the Reorganization shall be 4:00 p.m., Eastern Time, on the day prior to the Effective Time of the Reorganization. Notwithstanding anything herein to the contrary, in the event that at the Valuation Date: (i) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(ii) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Company, accurate appraisal of the value of the net assets of the Bond Fund or the Retirement Income Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Bond Fund and the Retirement Income Fund is practicable in the judgment of the Company.

     5. Effective Time; Delivery of Assets. Delivery by the Bond Fund of its assets to the Retirement Income Fund shall occur at the opening of business on April 26, 2004, or on such other date as is designated by the President of the Company in light of the administrative tasks to be carried out in order to effect the Reorganization with a minimum amount of disruption to the Company and the shareholders of the Bond Fund and the Retirement Income Fund. The date and time at which the above-described actions are taken shall be the "Effective Time" of the Reorganization. To the extent any assets of the Bond Fund are not, for any reason, transferred to the Retirement Income Fund at the Effective Time, then the Company shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. Delivery of the assets of the Bond Fund to the Retirement Income Fund shall be accomplished by delivery of instructions to the Custodian of the Company's assets to transfer record ownership of such assets to the Retirement Income Fund, provided that if any of such assets of the Bond Fund cannot be transferred by such action, then the Bond Fund shall execute and deliver to the Retirement Income Fund an appropriate Bill of Sale and Assignment instrument which shall be effective at the Effective Time.

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH   , 2004

            FOR THE COMBINATION OF ADVANCE CAPITAL I, INC. BOND FUND
                                 WITH AND INTO
                 ADVANCE CAPITAL RETIREMENT I, INC. INCOME FUND

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Proxy Statement/Prospectus dated March   , 2004,
relating to the Special Meeting of Shareholders of the Advance Capital I, Inc. Bond Fund (the "Bond Fund"), to be held on April 22, 2004, at 10:00 a.m., Eastern time, and at such date and time as established for any postponements or adjournments thereof, if any (the "Special Meeting"). The Special Meeting is being held to consider and vote upon (1) a proposal to approve a Plan of Fund Combination (the "Reorganization") which provides for (a) the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital I, Inc. Retirement Income Fund (the "Retirement Income Fund") and the conversion of all shares of voting stock of the Bond Fund into shares of voting stock of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares of the Bond Fund held by a Bond Fund shareholder immediately prior to the Reorganization and (2) such other business as may properly come before the Special Meeting. Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076, or by calling 1-800-345-4783.

     The following documents, each of which accompanies this Statement of Additional Information, are incorporated by reference herein:


          1. The Statement of Additional Information of Advance Capital I, Inc., Funds, dated April 30, 2003 (file date: May 1, 2003; file no.: 033-13754);



          2. The Annual Report to Shareholders of Advance Capital I, Inc., Funds for the year ended December 31, 2003 (file date: February 25, 2003; file no.: 811-05127).



     This Statement of Additional Information consists of this cover page, the pro forma financial statements related to the proposed Reorganization and the documents that have been incorporated by reference.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introductory Note to Unaudited Pro Forma Financial
  Statements................................................   B-2
Pro Forma Combined Schedule of Investments as of December
  31, 2003..................................................   B-3
Pro Forma Statements of Assets and Liabilities, as of
  December 31, 2003.........................................   B-8
Pro Forma Statements of Operations for the year ended
  December 31, 2003.........................................   B-9
Notes to Pro Forma Financial Statements.....................  B-10

         INTRODUCTORY NOTE TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Bond Fund to the Retirement Income Fund, accounted for as if Reorganization had occurred as of January 1, 2003. Unaudited pro forma financial information is presented as of and for the year ended December 31, 2003. Each pro forma combining statement has been prepared based upon the fee and expense structure of the Retirement Income Fund.

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                            AS OF DECEMBER 31, 2003
                                  (unaudited)

                                                                             RETIREMENT    PRO FORMA
                                  S&P                           BOND FUND    INCOME FUND    COMBINED     PRO FORMA
                                 CREDIT                         PRINCIPAL     PRINCIPAL    PRINCIPAL      COMBINED
FIXED INCOME SECURITIES          RATING   COUPON    MATURITY      AMOUNT       AMOUNT        AMOUNT        VALUE
-----------------------          ------   ------   ----------   ----------   -----------   ----------   ------------
ABN Amro Bank NV...............  A+        7.300    12/1/2026   $1,000,000   $1,500,000    $2,500,000   $  2,644,578
Lion Connecticut Holdings,
  Inc..........................  A+        6.750    9/15/2013            0    1,000,000     1,000,000      1,096,442
Lion Connecticut Holdings,
  Inc..........................  A+        7.250    8/15/2023    1,000,000            0     1,000,000      1,096,466
Alcan, Inc.....................  A-        7.250    3/15/2031            0    1,000,000     1,000,000      1,154,549
Allegiance Corp................  A         7.800   10/15/2016            0    1,000,000     1,000,000      1,238,237
Allstate Corp./The.............  A+        7.500    6/15/2013    1,000,000            0     1,000,000      1,185,818
Alcoa, Inc.....................  A-        6.500    6/15/2018    1,000,000    1,500,000     2,500,000      2,824,379
American Financial Group,
  Inc..........................  BBB       7.125   12/15/2007            0    1,000,000     1,000,000      1,069,781
American General Corp..........  AAA       7.500    7/15/2025    1,000,000            0     1,000,000      1,189,365
Anheuser-Busch Cos., Inc.......  A+        7.125     7/1/2017    1,000,000    1,500,000     2,500,000      2,844,288
Applied Materials, Inc.........  A-        7.125   10/15/2017    1,000,000    1,500,000     2,500,000      2,908,126
Archer-Daniels-Midland Co......  A+        8.375    4/15/2017            0    1,000,000     1,000,000      1,284,750
Archer-Daniels-Midland Co......  A+        7.125     3/1/2013    1,000,000            0     1,000,000      1,169,689
Associates Corp. of N.
  America......................  AA-       6.950    11/1/2018    1,000,000    1,000,000     2,000,000      2,298,386
Auburn Hills Trust.............  BBB      12.375     5/1/2020            0      400,000       400,000        576,325
Autozone, Inc..................  BBB+      5.500   11/15/2015    1,250,000    1,250,000     2,500,000      2,482,568
Aztar Corp.....................  B+        9.000    8/15/2011    1,000,000    1,100,000     2,100,000      2,304,749
BHP Finance USA Ltd............  A+        7.250     3/1/2016            0    1,000,000     1,000,000      1,187,025
Bank One Corp..................  A-        7.750    7/15/2025            0    1,000,000     1,000,000      1,216,859
Bank One Corp..................  A-        7.625   10/15/2026    1,250,000            0     1,250,000      1,509,148
Bank of New York Co., Inc......  A         4.600    6/15/2018    1,000,000            0     1,000,000        908,885
Bankers Trust Corp.............  A         7.500   11/15/2015    1,000,000    1,500,000     2,500,000      2,941,307
Barclays Bank Plc..............  AA-       7.400   12/15/2009    1,000,000            0     1,000,000      1,172,031
Bear Stearns Cos., Inc./The....  A         4.650     7/2/2018    1,000,000    1,000,000     2,000,000      1,827,934
Beazer Homes USA, Inc..........  BB        8.375    4/15/2012      500,000            0       500,000        551,250
Bell Canada....................  A         9.500   10/15/2010    1,000,000    1,250,000     2,250,000      2,794,328
Bellsouth Capital Funding......  A+        7.875    2/15/2030    1,000,000    1,000,000     2,000,000      2,426,806
Bowater, Inc...................  BB+       9.500   10/15/2012            0      700,000       700,000        793,021
Boyd Gaming Corp...............  B+        7.750   12/15/2012    1,010,000    1,000,000     2,010,000      2,150,700
Brunswick Corp.................  BBB       7.375     9/1/2023            0      975,000       975,000      1,048,429
Burlington Northern, Inc.......  BBB+      8.750    2/25/2022      500,000    1,000,000     1,500,000      1,932,300
Burlington Resources, Inc......  BBB+      9.125    10/1/2021            0      700,000       700,000        929,275
Burlington Resources, Inc......  BBB+      8.200    3/15/2025      750,000            0       750,000        937,909
Cigna Corp.....................  BBB       7.650     3/1/2023            0    1,500,000     1,500,000      1,644,878
Cigna Corp.....................  BBB       7.875    5/15/2027    1,000,000            0     1,000,000      1,155,504
CRA Finance Ltd................  A+        7.125    12/1/2013            0      500,000       500,000        530,734
CSC Holdings, Inc..............  BB-       7.625     4/1/2011    1,000,000    1,000,000     2,000,000      2,105,000
ABC, Inc.......................  BBB+      8.750    8/15/2021    1,242,000            0     1,242,000      1,519,155
Capital One Bank...............  BB+       6.500    6/13/2013    1,250,000    1,250,000     2,500,000      2,621,032
Champion International Corp....  BBB       7.350    11/1/2025    1,000,000    1,000,000     2,000,000      2,216,474
Chase Capital I................  A-        7.670    12/1/2026    1,000,000            0     1,000,000      1,101,171
Mandalay Resort Group..........  BB-       7.625    7/15/2013            0      450,000       450,000        478,125


                  See Notes to Pro Forma Financial Statements

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

                                  (unaudited)


                                                                             RETIREMENT    PRO FORMA
                                  S&P                           BOND FUND    INCOME FUND    COMBINED     PRO FORMA
                                 CREDIT                         PRINCIPAL     PRINCIPAL    PRINCIPAL      COMBINED
FIXED INCOME SECURITIES          RATING   COUPON    MATURITY      AMOUNT       AMOUNT        AMOUNT        VALUE
-----------------------          ------   ------   ----------   ----------   -----------   ----------   ------------
Mandalay Resort Group..........  BB+       6.450     2/1/2006   $  500,000   $        0    $  500,000   $    521,250
Citicorp.......................  A+        7.250   10/15/2011    1,000,000    1,000,000     2,000,000      2,326,388
Clark Equipment Co.............  BBB+      8.000     5/1/2023            0      500,000       500,000        586,889
Columbia Energy Group..........  BBB       7.320   11/28/2010      500,000    1,250,000     1,750,000      1,897,146
Comcast Cable Communications...  BBB       8.875     5/1/2017    1,000,000            0     1,000,000      1,286,491
Comcast Cable Communications...  BBB       7.125    6/15/2013            0    1,000,000     1,000,000      1,138,705
Comerica Bank..................  A-        7.125    12/1/2013            0    1,500,000     1,500,000      1,680,651
Comerica Bank..................  A-        8.375    7/15/2024      800,000            0       800,000        947,523
Commonwealth Edison Co.........  BBB+      6.950    7/15/2018    1,000,000    1,000,000     2,000,000      2,262,486
Computer Sciences Corp.........  A         5.000    2/15/2013      950,000    1,000,000     1,950,000      1,972,665
ConAgra Foods, Inc.............  BBB       9.750     3/1/2021            0      500,000       500,000        670,898
Constellation Energy Grp.,
  Inc..........................  BBB+      7.600     4/1/2032    1,000,000    1,000,000     2,000,000      2,340,788
Continental Cablevision........  BBB       9.500     8/1/2013            0      500,000       500,000        577,554
Continental Corp...............  BBB-      8.375    8/15/2012            0      600,000       600,000        623,541
COX Communications, Inc........  BBB       6.400     8/1/2008      700,000            0       700,000        768,583
COX Communications, Inc........  BBB       6.850    1/15/2018            0    1,250,000     1,250,000      1,379,795
Credit Suisse First Boston
  USA..........................  A+        6.125   11/15/2011    1,000,000    1,500,000     2,500,000      2,721,830
DR Horton, Inc.................  BB        8.000     2/1/2009      750,000    1,000,000     1,750,000      1,977,500
DaimlerChrysler................  BBB       7.750    1/18/2011    1,000,000    1,000,000     2,000,000      2,287,116
Darden Restaurants, Inc........  BBB+      7.125     2/1/2016    1,000,000    1,000,000     2,000,000      2,301,016
Morgan Stanley.................  A+        6.750   10/15/2013            0    1,250,000     1,250,000      1,401,641
Deere & Co.....................  A-        8.950    6/15/2019    1,000,000            0     1,000,000      1,233,704
Deutsche Telekom
  International................  BBB+      8.500    6/15/2010      750,000            0       750,000        906,837
Walt Disney Co.................  BBB+      6.300    1/25/2022            0    1,000,000     1,000,000        979,368
Dominion Resources, Inc........  BBB+      6.300    3/15/2033    1,000,000    1,000,000     2,000,000      2,026,062
Dow Capital BV.................  A-        8.700    5/15/2022            0      920,000       920,000        947,991
Dresdner Bank AG...............  A-        7.250    9/15/2015    1,000,000    1,500,000     2,500,000      2,870,855
Duke Energy Corp...............  BBB+      6.000    12/1/2028    1,250,000    1,500,000     2,750,000      2,676,408
Eastman Chemical Co............  BBB       7.250    1/15/2024    1,250,000    1,000,000     2,250,000      2,390,425
Eaton Corp.....................  A-        8.100    8/15/2022      500,000    1,000,000     1,500,000      1,832,792
Echostar DBS Corp..............  BB-       9.375     2/1/2009    1,000,000    1,000,000     2,000,000      2,102,500
Electronic Data Systems
  Corp.........................  BBB       7.125   10/15/2009    1,159,000    1,000,000     2,159,000      2,304,733
EOG Resources, Inc.............  BBB+      6.000   12/15/2008            0    1,250,000     1,250,000      1,369,514
Freddie Mac....................  AAA       5.000    3/27/2018    2,500,000    2,500,000     5,000,000      4,882,230
FedEx Corp.....................  BBB+      8.760    5/22/2015      750,000            0       750,000        893,745
FedEx Corp.....................  BBB+      7.630     1/1/2015            0    1,000,000     1,000,000      1,135,930
Federal Home Loan Bank
  System.......................  AAA       5.000    5/25/2018    1,000,000            0     1,000,000        972,188
Federal Home Loan Bank
  System.......................  AAA       5.080    7/16/2018    1,000,000            0     1,000,000        967,188
Federal Home Loan Bank
  System.......................  AAA       6.000    9/11/2017    1,000,000            0     1,000,000      1,000,000
Federal Home Loan Bank
  System.......................  AAA       6.000    11/6/2017    2,000,000            0     2,000,000      2,000,000
Federal Home Loan Bank
  System.......................  AAA       5.730    2/20/2018    2,000,000            0     2,000,000      2,005,625
Federal Home Loan Bank
  System.......................  AAA       5.450    4/16/2018            0    2,000,000     2,000,000      1,989,375


                  See Notes to Pro Forma Financial Statements

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

                                  (unaudited)


                                                                             RETIREMENT    PRO FORMA
                                  S&P                           BOND FUND    INCOME FUND    COMBINED     PRO FORMA
                                 CREDIT                         PRINCIPAL     PRINCIPAL    PRINCIPAL      COMBINED
FIXED INCOME SECURITIES          RATING   COUPON    MATURITY      AMOUNT       AMOUNT        AMOUNT        VALUE
-----------------------          ------   ------   ----------   ----------   -----------   ----------   ------------
Federal Home Loan Bank
  System.......................  AAA       5.600    4/30/2018   $        0   $2,000,000    $2,000,000   $  2,001,250
Federal Home Loan Bank
  System.......................  AAA       5.400    5/21/2018    1,000,000    1,000,000     2,000,000      1,985,626
Federal Home Loan Bank
  System.......................  AAA       6.000   10/15/2018            0    1,500,000     1,500,000      1,515,938
Fannie Mae.....................  AAA       5.660     8/6/2018    1,000,000            0     1,000,000      1,007,500
Fannie Mae.....................  AAA       5.400    5/14/2018    1,500,000    1,500,000     3,000,000      2,985,000
First Union Instit. Capital
  II...........................  BBB+      7.850     1/1/2027    1,000,000    1,000,000     2,000,000      2,259,608
Flextronics....................  BB-       6.500    5/15/2013    1,500,000    1,250,000     2,750,000      2,846,250
Ford Motor Co..................  BBB-      6.500     8/1/2018      500,000            0       500,000        489,848
Forest Oil Corp................  BB        8.000    6/15/2008      750,000    1,000,000     1,750,000      1,907,500
GCI, Inc.......................  B+        9.750     8/1/2007    1,000,000    1,250,000     2,250,000      2,317,500
Ginnie Mae.....................  AAA       5.500    7/20/2033    1,490,121            0     1,490,121      1,512,290
Ginnie Mae.....................  AAA       5.500    3/20/2033    1,235,696            0     1,235,696      1,254,079
Ginnie Mae.....................  AAA       5.500    7/20/2033      973,151    1,459,727     2,432,878      2,469,072
Ginnie Mae.....................  AAA       5.500    9/20/2033    1,485,692    1,485,692     2,971,384      3,015,590
Ginnie Mae.....................  AAA       5.500   10/20/2033            0      994,100       994,100      1,008,889
GTE Corp.......................  A+        8.750    11/1/2021            0    1,500,000     1,500,000      1,847,070
GTE Corp.......................  A+        6.840    4/15/2018    1,000,000            0     1,000,000      1,093,483
Gabelli Asset Management.......  BBB       5.500    5/15/2013    1,000,000            0     1,000,000        969,410
General Electric Capital
  Corp.........................  AAA       8.300    9/20/2009            0    1,000,000     1,000,000      1,220,981
General Electric Capital
  Corp.........................  AAA       6.000    6/15/2012    1,000,000            0     1,000,000      1,084,453
General Motors Corp............  BBB       7.700    4/15/2016    1,000,000            0     1,000,000      1,114,658
General Motors Corp............  BBB       8.100    6/15/2024            0    1,000,000     1,000,000      1,070,330
Georgia-Pacific Corp...........  BB+       9.375     2/1/2013    1,000,000    1,000,000     2,000,000      2,300,000
Goldman Sachs Group, Inc.......  A+        6.600    1/15/2012    1,000,000            0     1,000,000      1,117,530
Goldman Sachs Group LP*........  A+        8.000     3/1/2013            0    1,000,000     1,000,000      1,196,682
Goodrich Corp..................  BBB-      6.450    4/15/2008      500,000            0       500,000        548,896
Goodrich Corp..................  BBB-      6.800     2/1/2018      250,000      500,000       750,000        820,662
Gulfmark Offshore, Inc.........  BB-       8.750     6/1/2008      750,000      750,000     1,500,000      1,552,500
HMH Properties, Inc............  B+        8.450    12/1/2008      327,000      567,000       894,000        931,996
HSBC America Capital Trust
  II*..........................  A-        8.380    5/15/2027    1,000,000            0     1,000,000      1,161,065
Hertz Corp.....................  BBB-      6.625    5/15/2008      250,000      700,000       950,000        991,208
Hilton Hotels Corp.............  BBB-      7.200   12/15/2009            0    1,500,000     1,500,000      1,642,500
Household Finance Corp.........  A         6.375     8/1/2010    1,000,000            0     1,000,000      1,106,409
Household Finance Corp.........  A         7.625    5/17/2032            0    1,500,000     1,500,000      1,813,623
Reliant Energy HL&P............  BBB       9.150    3/15/2021      500,000      800,000     1,300,000      1,735,282
K Hovnanian Enterprises,
  Inc..........................  B+        8.875     4/1/2012    1,000,000    1,000,000     2,000,000      2,200,000
Husky Oil Co...................  BBB       7.550   11/15/2016      895,000    1,000,000     1,895,000      2,243,176
Hydro Quebec...................  AAA       8.400    1/15/2022      300,000            0       300,000        395,300
ITT Corp.......................  BB+       7.375   11/15/2015            0    1,000,000     1,000,000      1,070,000
Indianapolis Power & Light.....  BB+       7.050     2/1/2024            0    1,000,000     1,000,000      1,015,410
IBM Corp.......................  A+        8.375    11/1/2019            0    1,500,000     1,500,000      1,965,662
Interpool, Inc.................  B+        7.350     8/1/2007    1,250,000    1,250,000     2,500,000      2,403,126


                  See Notes to Pro Forma Financial Statements

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

                                  (unaudited)


                                                                             RETIREMENT    PRO FORMA
                                  S&P                           BOND FUND    INCOME FUND    COMBINED     PRO FORMA
                                 CREDIT                         PRINCIPAL     PRINCIPAL    PRINCIPAL      COMBINED
FIXED INCOME SECURITIES          RATING   COUPON    MATURITY      AMOUNT       AMOUNT        AMOUNT        VALUE
-----------------------          ------   ------   ----------   ----------   -----------   ----------   ------------
JPM Capital Trust II...........  A-        7.950     2/1/2027   $        0   $1,000,000    $1,000,000   $  1,128,821
JP Morgan Chase & Co...........  A         6.625    3/15/2012      500,000            0       500,000        558,556
Jefferies Group, Inc...........  BBB       7.750    3/15/2012    1,000,000    1,250,000     2,250,000      2,517,041
Jersey Central Power & Light...  BBB       6.750    11/1/2025      500,000    1,000,000     1,500,000      1,471,583
KB Home........................  BB-       9.500    2/15/2011      750,000    1,500,000     2,250,000      2,508,750
Kerr-McGee Corp................  BBB       7.000    11/1/2011      700,000    1,500,000     2,200,000      2,205,045
Kimberly-Clark Corp............  AA-       6.250    7/15/2018    1,000,000            0     1,000,000      1,123,550
Knight-Ridder, Inc.............  A         9.875    4/15/2009       50,000            0        50,000         64,061
Lehman Brothers Holdings,
  Inc..........................  A         8.500     8/1/2015    1,000,000    1,000,000     2,000,000      2,474,036
Leucadia National Corp.*.......  BBB-      7.000    8/15/2013    1,250,000    1,250,000     2,500,000      2,500,000
Eli Lilly & Co.................  AA        7.125     6/1/2025            0    1,100,000     1,100,000      1,300,327
Lincoln National Corp..........  A-        7.000    3/15/2018      891,000            0       891,000      1,029,218
Lockheed Martin Corp...........  BBB       7.650     5/1/2016      500,000            0       500,000        607,459
Loews Corp.....................  A         8.875    4/15/2011    1,000,000            0     1,000,000      1,193,357
Louisiana Land & Exploration...  BBB+      7.625    4/15/2013            0    1,000,000     1,000,000      1,147,947
Louisiana Land & Exploration...  BBB+      7.650    12/1/2023      750,000            0       750,000        838,266
MBIA, Inc......................  AA        9.375    2/15/2011      750,000            0       750,000        977,459
MBNA Corp......................  BBB       7.500    3/15/2012    1,000,000            0     1,000,000      1,161,833
Mandalay Resort Group..........  BB-      10.250     8/1/2007      500,000    1,000,000     1,500,000      1,732,500
Masco Corp.....................  BBB+      6.625    4/15/2018    1,250,000            0     1,250,000      1,377,998
Masco Corp.....................  BBB+      6.500    8/15/2032            0    1,400,000     1,400,000      1,469,364
Mastec, Inc....................  B+        7.750     2/1/2008      875,000      875,000     1,750,000      1,767,500
May Department Stores
  Co./The......................  BBB+      8.300    7/15/2026    1,000,000    1,000,000     2,000,000      2,198,156
McDonald's Corp................  A-        7.310    9/15/2027    1,000,000    1,500,000     2,500,000      2,670,835
Mellon Capital II..............  A-        7.995    1/15/2027    1,000,000            0     1,000,000      1,140,314
Meritor Automotive, Inc........  BB+       6.800    2/15/2009    1,000,000    1,000,000     2,000,000      2,100,000
Merrill Lynch & Co., Inc.......  A+        6.875   11/15/2018    1,000,000    1,000,000     2,000,000      2,303,054
Michaels Stores, Inc...........  BB+       9.250     7/1/2009      800,000    1,000,000     1,800,000      1,986,750
Mirage Resorts, Inc............  BB+       7.250     8/1/2017    1,500,000    1,500,000     3,000,000      3,030,000
Morgan Stanley Group, Inc......  A+        7.250   10/15/2023    1,000,000            0     1,000,000      1,036,390
Morgan Stanley Group, Inc......  A+        7.000    10/1/2013            0    1,000,000     1,000,000      1,130,318
Motorola, Inc..................  BBB       7.625   11/15/2010      500,000      750,000     1,250,000      1,436,625
NCNB Corp......................  A        10.200    7/15/2015            0    1,000,000     1,000,000      1,395,881
National City Corp.............  A-        6.875    5/15/2019    1,000,000    1,000,000     2,000,000      2,308,662
Bank of America Corp...........  A         7.800    9/15/2016    1,000,000            0     1,000,000      1,219,991
Entergy New Orleans, Inc.......  BBB       8.000     3/1/2023            0      600,000       600,000        623,396
New York Telephone Co..........  A+        7.250    2/15/2024      500,000            0       500,000        517,091
News America Holdings..........  BBB-      8.250    8/10/2018            0    1,000,000     1,000,000      1,230,120
News America Holdings..........  BBB-      8.000   10/17/2016    1,000,000            0     1,000,000      1,214,821
Nextel Communications, Inc.....  B+        9.375   11/15/2009    1,000,000    1,000,000     2,000,000      2,180,000
Noble Drilling Corp............  A-        7.500    3/15/2019    1,000,000    1,000,000     2,000,000      2,329,652
Norsk Hydro ASA................  A         9.000    4/15/2012      750,000    1,500,000     2,250,000      2,842,511


                  See Notes to Pro Forma Financial Statements

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

                                  (unaudited)


                                                                             RETIREMENT    PRO FORMA
                                  S&P                           BOND FUND    INCOME FUND    COMBINED     PRO FORMA
                                 CREDIT                         PRINCIPAL     PRINCIPAL    PRINCIPAL      COMBINED
FIXED INCOME SECURITIES          RATING   COUPON    MATURITY      AMOUNT       AMOUNT        AMOUNT        VALUE
-----------------------          ------   ------   ----------   ----------   -----------   ----------   ------------
Nova Gas Transmission..........  A-        7.875     4/1/2023   $        0   $  600,000    $  600,000   $    705,763
Ohio Power Co..................  BBB       6.375    7/15/2033    1,000,000    1,000,000     2,000,000      1,999,848
Oklahoma Gas & Electric........  BBB+      7.300   10/15/2025      850,000    1,500,000     2,350,000      2,466,983
Pacific Bell...................  A+        6.875    8/15/2023            0    1,000,000     1,000,000      1,014,652
Park Place Entertainment
  Corp.........................  BB-       9.375    2/15/2007      500,000            0       500,000        566,250
Park Place Entertainment
  Corp.........................  BB-       8.875    9/15/2008            0      500,000       500,000        566,250
Parker Drilling Co.............  B-       10.125   11/15/2009      850,000    1,250,000     2,100,000      2,226,000
Pepco Holdings, Inc............  BBB       7.450    8/15/2032    1,000,000    1,000,000     2,000,000      2,280,686
Koninklijke Philips
  Electronic...................  BBB+      7.250    8/15/2013      500,000    1,500,000     2,000,000      2,304,712
ConocoPhillips.................  A-        7.125    3/15/2028    1,000,000            0     1,000,000      1,061,398
ConocoPhillips.................  A-        6.650    7/15/2018            0    1,000,000     1,000,000      1,139,927
Placer Dome, Inc...............  BBB+      7.750    6/15/2015      500,000    1,000,000     1,500,000      1,803,170
Potomac Electric Power.........  A-        7.375    9/15/2025      500,000            0       500,000        533,287
Pride International, Inc.......  BB        9.375     5/1/2007      404,000      538,000       942,000        970,260
Public Service Electric &
  Gas..........................  A-        7.000     9/1/2024    1,000,000    1,500,000     2,500,000      2,558,368
Radiologix, Inc................  B        10.500   12/15/2008      900,000    1,200,000     2,100,000      2,100,000
Regions Financial Corp.........  A-        7.750    9/15/2024      869,000            0       869,000      1,049,864
Republic New York Corp.........  A         9.125    5/15/2021            0    1,000,000     1,000,000      1,300,571
Rogers Cantel, Inc.............  BB+       9.750     6/1/2016            0    1,000,000     1,000,000      1,205,000
Rogers Cantel, Inc.............  BB-       8.800    10/1/2007      500,000            0       500,000        513,750
Royal Bank of Scotland Group...  A+        6.375     2/1/2011    1,113,000    1,000,000     2,113,000      2,355,558
Royal Carribean Cruises Ltd....  BB+       8.750     2/2/2011    1,250,000    1,250,000     2,500,000      2,825,000
Santander Financial
  Issuances....................  A-        7.250    11/1/2015            0    1,250,000     1,250,000      1,398,605
Santander Financial
  Issuances....................  A-        6.375    2/15/2011      750,000            0       750,000        831,750
Ocean Energy, Inc..............  BBB-      7.500    9/15/2027    1,000,000    1,000,000     2,000,000      2,242,424
Ship Finance International
  Ltd*.........................  B         8.500   12/15/2013    1,000,000    1,000,000     2,000,000      1,980,000
Southern Power Co.*............  BBB+      4.875    7/15/2015    1,000,000    1,000,000     2,000,000      1,906,186
Southwestern Bell Telephone....  A+        6.625     9/1/2024    1,000,000            0     1,000,000      1,023,970
Sprint Corp.-FON Group.........  BBB-      9.250    4/15/2022    1,000,000    1,100,000     2,100,000      2,550,431
Stagecoach Group Plc...........  BBB-      8.625   11/15/2009      500,000            0       500,000        575,000
Station Casinos, Inc...........  B+        9.875     7/1/2010            0    1,000,000     1,000,000      1,100,000
Janus Capital Group, Inc.......  BBB+      7.000    11/1/2006    1,000,000    1,250,000     2,250,000      2,458,447
Sun Microsystems, Inc..........  BBB       7.650    8/15/2009      500,000      500,000     1,000,000      1,138,820
Swiss Bank Corp................  AA        7.375    7/15/2015    1,000,000            0     1,000,000      1,200,134
Northrop Grumman...............  BBB       6.250    1/15/2010    1,000,000            0     1,000,000      1,060,161
Northrop Grumman...............  BBB       9.375    4/15/2021            0    1,000,000     1,000,000      1,293,120
Teekay Shipping Corp...........  BB-       8.875    7/15/2011    1,000,000    1,250,000     2,250,000      2,553,750
Tembec Industries, Inc.........  BB        8.500     2/1/2011    1,000,000    1,000,000     2,000,000      2,070,000
Tesoro Petroleum Corp..........  B         9.000     7/1/2008      500,000    1,000,000     1,500,000      1,556,250
Thomas & Betts Corp............  BBB-      7.250     6/1/2013    1,000,000    1,000,000     2,000,000      2,060,000
Time Warner Cos., Inc..........  BBB+      9.125    1/15/2013            0    1,000,000     1,000,000      1,270,477
Time Warner Cos., Inc..........  BBB+      7.250   10/15/2017    1,000,000            0     1,000,000      1,137,876


                  See Notes to Pro Forma Financial Statements

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

                                  (unaudited)


                                                                             RETIREMENT    PRO FORMA
                                  S&P                           BOND FUND    INCOME FUND    COMBINED     PRO FORMA
                                 CREDIT                         PRINCIPAL     PRINCIPAL    PRINCIPAL      COMBINED
FIXED INCOME SECURITIES          RATING   COUPON    MATURITY      AMOUNT       AMOUNT        AMOUNT        VALUE
-----------------------          ------   ------   ----------   ----------   -----------   ----------   ------------
Toys R US, Inc.................  BBB-      7.875    4/15/2013   $1,000,000   $1,250,000    $2,250,000   $  2,420,438
Transamerica Capital II*.......  A-        7.650    12/1/2026    1,000,000    1,500,000     2,500,000      2,689,258
Transocean, Inc................  A-        7.375    4/15/2018    1,000,000    1,000,000     2,000,000      2,313,608
Travelers Property Casualty....  A-        7.750    4/15/2026    1,000,000            0     1,000,000      1,204,965
Turner Broadcasting System.....  BBB+      8.375     7/1/2013            0      750,000       750,000        916,246
USX Corp.......................  BBB+      9.375    2/15/2012            0      750,000       750,000        963,063
USX Corp.......................  BBB+      9.375    5/15/2022      625,000            0       625,000        820,988
Union Pacific Corp.............  BBB       8.350     5/1/2025            0    1,500,000     1,500,000      1,661,115
Union Pacific Resources
  Group........................  BBB+      7.150    5/15/2028    1,000,000    1,200,000     2,200,000      2,478,698
Unisys Corp....................  BB+       6.875    3/15/2010    1,000,000    1,500,000     2,500,000      2,706,250
United Rentals North
  America*.....................  B+        7.750   11/15/2013    1,000,000    1,250,000     2,250,000      2,297,813
U.S. Treasury..................            5.375    2/15/2031    2,000,000            0     2,000,000      2,083,750
U.S. Treasury..................            4.000   11/15/2012    1,000,000      500,000     1,500,000      1,483,594
Valassis Communications,
  Inc..........................  BBB-      6.625    1/15/2009    1,050,000    1,500,000     2,550,000      2,764,157
Washington Mutual, Inc.........  BBB       8.250     4/1/2010    1,000,000    1,250,000     2,250,000      2,705,459
CBS Corp.......................  A-        8.625     8/1/2012            0      750,000       750,000        929,879
Weyerhaeuser Co................  BBB       6.950     8/1/2017      955,000    1,000,000     1,955,000      2,122,631
Winn-Dixie Stores, Inc.........  BB        8.875     4/1/2008    1,000,000    1,200,000     2,200,000      2,233,000
Witco Corp.....................  BB+       6.125     2/1/2006            0      500,000       500,000        510,000
Wyeth..........................  A         6.450     2/1/2024    1,000,000    1,000,000     2,000,000      2,049,610
Repurchase agreements -- Fifth
  Third Bank...................                                  1,905,993      875,780     2,781,773      2,781,773
                                                                                                        ------------
    Total......................                                                                         $372,553,285
                                                                                                        ============





                  See Notes to Pro Forma Financial Statements

                 PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
                                  (unaudited)

                                                         RETIREMENT     PRO FORMA     PRO FORMA
                                          BOND FUND     INCOME FUND    ADJUSTMENTS     COMBINED
                                         ------------   ------------   -----------   ------------
Assets:
  Investments, at value (cost
     $165,417,627, $185,102,232 and
     $350,519,859, respectively).......  $174,030,556   $198,522,729                 $372,553,285
  Cash.................................        61,895            144                       62,039
  Receivables
     Dividends and interest............     3,011,547      3,498,896                    6,510,443
  Prepaid expenses.....................         9,231         10,115                       19,346
                                         ------------   ------------                 ------------
     Total assets......................   177,113,229    202,031,884                  379,145,113
Liabilities:
  Payable to affiliated entities
     Investment advisory fees..........        59,813         85,498                      145,311
     Distribution fees.................         2,414          2,754                        5,168
  Accounts payable and accrued
     expenses..........................        12,056         14,510                       26,566
  Capital shares payable...............             0          1,200                        1,200
  Distributions payable................        16,939         12,654                       29,593
                                         ------------   ------------                 ------------
     Total liabilities.................        91,222        116,616                      207,838
                                         ------------   ------------                 ------------
Net assets.............................  $177,022,007   $201,915,268                 $378,937,275
                                         ============   ============                 ============
Net assets:
  Paid in capital......................  $170,275,488   $203,067,792                 $373,343,280
  Accumulated undistributed net
     realized loss on investments......    (1,897,268)   (14,588,408)                 (16,485,676)
  Accumulated undistributed net
     investment income.................        30,858         15,387                       46,245
  Net unrealized appreciation of
     investments.......................     8,612,929     13,420,497                   22,033,426
                                         ------------   ------------                 ------------
     Total net assets..................  $177,022,007   $201,915,268                 $378,937,275
                                         ============   ============                 ============
Shares outstanding.....................    17,559,502     20,070,243     37,119*       37,666,864
Net asset value per share:.............  $      10.08   $      10.06                 $      10.06
                                         ============   ============                 ============

---------------

* Adjustment to convert the Bond Fund shares outstanding to Retirement Income Fund shares outstanding using the Retirement Income Fund net asset value per share.

                  See Notes to Pro Forma Financial Statements

                       PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (unaudited)

                                                                    RETIREMENT      PRO FORMA
                                                     BOND FUND     INCOME FUND      COMBINED
                                                    ------------   ------------   -------------
Investment income:
  Interest........................................  $ 10,570,935   $ 13,748,569   $  24,319,504
                                                    ------------   ------------   -------------
     Total income.................................    10,570,935     13,748,569      24,319,504
Expenses:
  Paid to affiliates:
     Investment advisory fees (Note 4)............       649,490      1,009,138       1,658,628
     Distribution fees............................       405,932        505,921         911,853
  Paid to others:
     Custodial fees...............................        17,106         19,391          36,497
     Directors fees and expenses..................        13,721         16,170          29,891
     Professional fees............................        13,098         14,658          27,756
     Shareholder reporting costs..................        33,563         37,848          71,411
     Registration and filing fees.................         7,515          4,876          12,391
     Other operating expenses.....................        16,960         21,040          38,000
                                                    ------------   ------------   -------------
     Total expenses...............................     1,157,385      1,629,042       2,786,427
                                                    ------------   ------------   -------------
Net investment income.............................     9,413,550     12,119,527      21,533,077
Realized loss on investments:
  Proceeds from securities sold...................    60,193,334     79,022,132     139,215,466
  Cost of securities sold.........................   (58,662,314)   (78,036,814)   (136,699,128)
                                                    ------------   ------------   -------------
     Net realized gain on investments.............     1,531,020        985,318       2,516,338
Unrealized gain on investments:
  Appreciation, beginning of year.................     5,640,786      7,687,119      13,327,905
  Appreciation, end of year.......................     8,612,929     13,420,497      22,033,426
                                                    ------------   ------------   -------------
     Net change in unrealized gain................     2,972,143      5,733,378       8,705,521
                                                    ------------   ------------   -------------
Net gain on investments...........................     4,503,163      6,718,696      11,221,859
                                                    ------------   ------------   -------------
Net increase in net assets resulting from
  operations......................................  $ 13,916,713   $ 18,838,223   $  32,754,936
                                                    ============   ============   =============

                  See Notes to Pro Forma Financial Statements

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

     1. Basis of Combination. The unaudited Pro Forma Combined Schedules of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect (i) the accounts of the Bond Fund and the Retirement Income Fund as if the proposed reorganization occurred as of January 1, 2003. These statements have been derived from books and records utilized in calculating daily net asset value at December 31, 2003.

     The Plan of Reorganization provides that at the time the reorganization becomes effective (the "Effective Time"), substantially all of the assets and liabilities of the Bond Fund will be transferred such that at and after the Effective Time, substantially all of the assets and liabilities of the Bond Fund will become assets and liabilities of the Retirement Income Fund. In exchange for the transfer of assets and liabilities, the Retirement Income Fund will issue to the shareholders of the Bond Fund full and fractional shares of the designated classes of common stock of the Retirement Income Fund. The number of shares so issued will be in equal value to the full and fractional shares of the Bond Fund that are outstanding immediately prior to the Effective Time. At and after the Effective Time, all debts, liabilities and obligations of the Bond Fund will attach to the Retirement Income Fund and may thereafter be enforced against the Retirement Income Fund to the same extent as if they had been incurred by them. The pro forma statements give effect to the proposed transfer described above.

     Under the purchase method of accounting for business combinations under generally accepted accounting principles, the basis on the part of the Bond Fund of the assets of the Retirement Income Fund will be the fair market value of such on the Effective Date of the Reorganization. The Retirement Income Fund will recognize no gain or loss for federal tax purposes on its issuance of shares in the Reorganization, and the basis to the Retirement Income Fund of the assets of the Bond Fund received pursuant to the Reorganization will equal the fair market value of the consideration furnished, and costs incurred, by the Retirement Income Fund in the Reorganization -- i.e., the sum of the liabilities assumed, the fair market value of the Retirement Income Fund shares issued, and such costs. For accounting purposes, the Retirement Income Fund is the survivor of the Reorganization. The pro forma statements reflect the combined results of operations of the Bond Fund and the Retirement Income Fund. However, should the Reorganization be effected, the statement of operations of the Retirement Income Fund will not be restated for pre-combination period results of the Bond Fund.

     The Pro Forma Combined Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments should be read in conjunction with the historical financial statements of the Bond Fund and the Retirement Income Fund incorporated by reference in the Statement of Additional Information.

     The Bond Fund and the Retirement Income Fund are each separate portfolios of Advance Capital I, Inc., which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").

     2. Service Providers. Advance Capital Management, Inc. (the "Advisor"), will serve as the investment advisor to the combined Fund. Advance Capital Group, Inc. (the "Administrator") will serve as the administrator, transfer agent and fund accountant to the combined Fund. Fifth Third Bank will serve as the custodian to the combined Fund. Advance Capital Services, Inc., will serve as the distributor to the combined Fund.

     3. Fees. Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed at an annual rate equal to 0.40% of the average daily net assets of the Bond Fund. Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed at an annual rate equal to 0.50% of the first $200,000,000 of average daily net assets of the Retirement Income Fund and 0.40% of the average daily net assets in excess of $200,000,000. Such fees are accrued daily and paid monthly.


     4. Pro Forma Combined Columns. The pro forma combined column of the statements of operations reflects the expense rates which would have been in effect if the Bond Fund had been combined with the Retirement Income Fund for the year ended December 31, 2003. The Retirement Income Fund Assets exceed the $200 million level on which the 0.50% annual management fee is charged. As a result, all additional assets, including those resulting from the Reorganization, will be charged the annual management fee of 0.40%, the same figure charged the Bond Fund during the year ended December 31, 2003. There are certain expenses that may be reduced because they are partially based on the number of funds in the complex. These include professional fees and registration and filing fees. There are also certain expenses that may not increase in proportion to the increase in assets from the Reorganization. These include directors fees and insurance expenses. No adjustments have been made, however, because the effect of such possible reduction cannot be determined at this time.


     5. Portfolio Valuation, Securities Transactions and Related Income. All significant accounting policies can be found in the footnotes to the Annual Reports of the Advance Capital I, Inc. Funds.

     6. Capital Shares. The pro forma net asset value per share assumes the issuance of shares of the Retirement Income Fund, which would have occurred at December 31, 2003 in connection with the proposed reorganization. The pro forma number of shares outstanding consists of the following:

                                            SHARES         ADDITIONAL SHARES       PRO FORMA
                                        OUTSTANDING AT       ISSUED IN THE         SHARES AT
                                       DECEMBER 31, 2003    REORGANIZATION     DECEMBER 31, 2003
                                       -----------------   -----------------   -----------------
Retirement Income Fund...............     20,070,243          17,596,621          37,666,864

     7. Reorganization Costs. All costs associated with the Reorganization will be paid by Advance Capital Management, Inc, the adviser for both funds.

                            ADVANCE CAPITAL I, INC.

                          PART C -- OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw, which is in full force and effect and has not been modified or cancelled:

                                   ARTICLE VI

     SECTION 2. Indemnification of Directors and Officers. Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland, the Securities act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          (b) Advances. Any current or former director or officer of the Corporation claiming indemnification within the scope of this Section 2 shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force.

          (c) Procedure. On the request of any current or former director or officer requesting indemnification or an advance under this Section 2, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, whether the standards required by this Section 2 have been met.

          (d) Other Rights. The indemnification provided by this Section 2 shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
     1      Articles of Incorporation, as amended to date (previously
            filed as Exhibit 1 to the registrant's Form N-14
            registration statement and incorporated herein by reference)
     2      Bylaws (previously filed as Exhibit 2 to the registrant's
            Form N-14 registration statement and incorporated herein by reference)
     3      None
     4      Plan of Fund Combination (previously filed as Exhibit 4 to the registrant's Form N-14 registration statement and
            incorporated herein by reference)
     5      None
     6      Investment Advisory Agreement with Advance Capital
            Management Inc. (previously filed as Exhibit (b)(5) to
            Post-Effective Amendment No. 22 to the registrant's Form
            N-1A registration statement, SEC File No. 33-13754 and
            incorporated herein by reference)
     7      Distribution Agreement with Advance Capital Services, Inc.
            (previously filed as Exhibit 1 to Post-Effective Amendment
            No. 22 to the registrant's Form N-1A registration statement,
            SEC File No. 33-13754 and incorporated herein by reference)
     8      None
     9      Custodian Agreement with Fifth Third Bank (previously filed as Exhibit (p) to Post-Effective Amendment No. 24 to the
            registrant's Form N-1A registration statement, SEC File No.
            33-13754 and incorporated herein by reference)
    10      Plan of Distribution pursuant to Rule 12b-1 (previously
            filed as Exhibit (b)(15) to Post-Effective Amendment No. 22 to the registrant's Form N-1A registration statement, SEC
            File No. 33-13754 and incorporated herein by reference)
    11      Opinion of Dykema Gossett PLLC regarding legality of
            issuance of shares (previously filed as Exhibit 11 to the
            registrant's Form N-14 registration statement and
            incorporated herein by reference)
    12      Opinion of Dykema Gossett PLLC regarding tax matters (filed herewith)
    13      Administration and Transfer Agent Agreement with Advance
            Capital Group, Inc. (previously filed as Exhibit 13 to the registrant's Form N-14 registration statement and
            incorporated herein by reference)
    14      Consent of PricewaterhouseCoopers LLP (filed herewith)
    15      None
    16      Power of Attorney (previously filed as Exhibit 16 to the
            registrant's Form N-14 registration statement and
            incorporated herein by reference)
    17      Form of proxy card (previously filed as Exhibit 17 to the
            registrant's Form N-14 registration statement and
            incorporated herein by reference)

ITEM 17.  UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Southfield, State of Michigan, on March 9, 2004.


                                          ADVANCE CAPITAL I, INC.

                                                 /s/ JOHN C. SHOEMAKER
                                          --------------------------------------
                                                    John C. Shoemaker
                                                        President


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on March 9, 2004.


                 NAME                                          TITLE
                 ----                                          -----

        /s/ JOHN C. SHOEMAKER                          President and Director
--------------------------------------             (Principal executive officer)
          John C. Shoemaker


                  *                                 Vice President and Treasurer
--------------------------------------      (Principal financial and accounting officer)
          Robert J. Cappelli


                  *                                           Director
--------------------------------------
           Joseph A. Ahern


                  *                                           Director
--------------------------------------
         Richard W. Holtcamp


                  *                                           Director
--------------------------------------
          Dennis D. Johnson


                  *                                           Director
--------------------------------------
          Janice E. Loichle


                  *                                           Director
--------------------------------------
           Thomas L. Saeli


 *By:       /s/ JOHN C. SHOEMAKER
        ------------------------------
              John C. Shoemaker,
               Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
     1        Articles of Incorporation, as amended to date (previously
              filed as Exhibit 1 to the registrant's Form N-14
              registration statement and incorporated herein by reference)
     2        Bylaws (previously filed as Exhibit 2 to the registrant's
              Form N-14 registration statement and incorporated herein by reference)
     3        None
     4        Plan of Fund Combination (previously filed as Exhibit 4 to the registrant's Form N-14 registration statement and
              incorporated herein by reference)
     5        None
     6        Investment Advisory Agreement with Advance Capital
              Management Inc. (previously filed as Exhibit (b)(5) to
              Post-Effective Amendment No. 22 to the registrant's Form
              N-1A registration statement, SEC File No. 33-13754 and
              incorporated herein by reference)
     7        Distribution Agreement with Advance Capital Services, Inc.
              (previously filed as Exhibit 1 to Post-Effective Amendment
              No. 22 to the registrant's Form N-1A registration statement,
              SEC File No. 33-13754 and incorporated herein by reference)
     8        None
     9        Custodian Agreement with Fifth Third Bank (previously filed as Exhibit (p) to Post-Effective Amendment No. 24 to the
              registrant's Form N-1A registration statement, SEC File No.
              33-13754 and incorporated herein by reference)
    10        Plan of Distribution pursuant to Rule 12b-1 (previously
              filed as Exhibit (b)(15) to Post-Effective Amendment No. 22 to the registrant's Form N-1A registration statement, SEC
              File No. 33-13754 and incorporated herein by reference)
    11        Opinion of Dykema Gossett PLLC regarding legality of
              issuance of shares (previously filed as Exhibit 11 to the
              registrant's Form N-14 registration statement and
              incorporated herein by reference)
    12        Opinion of Dykema Gossett PLLC regarding tax matters (filed herewith)
    13        Administration and Transfer Agent Agreement with Advance
              Capital Group, Inc. (previously filed as Exhibit 13 to the registrant's Form N-14 registration statement and
              incorporated herein by reference)
    14        Consent of PricewaterhouseCoopers LLP (filed herewith)
    15        None
    16        Power of Attorney (previously filed as Exhibit 16 to the
              registrant's Form N-14 registration statement and
              incorporated herein by reference)
    17        Form of proxy card (previously filed as Exhibit 17 to the
              registrant's Form N-14 registration statement and
              incorporated herein by reference)